                                                                   Exhibit 10.85


                             EMPLOYMENT AGREEMENT
                             --------------------


     This Employment Agreement (this "Agreement") is dated as of May 30, 2001 by
                                      ---------
and between Hai-Perng, aka Alex Kuo ("Officer") and Vertel Corporation, a
                                      -------
California corporation (the "Company").
                             -------

     1.   Term of Agreement.  This Agreement will commence on the date hereof
          -----------------
and continue until the second anniversary of the date hereof (the "Term") unless
                                                                   ----
earlier terminated as provided for in Section 4 below.

     2.   Duties.
          ------

          (a)  Position.  Officer will be employed as Chief Marketing Officer
               --------
and General Manager, Network Management Tools and Solutions Group of the Company, and as such will report to the Chief Executive Officer.

          (b)  Obligations to the Company.  Officer agrees to the best of his
               --------------------------
ability and experience that he will, to the reasonable satisfaction of the Company, at all times loyally and conscientiously perform all of the duties and obligations required of him pursuant to the terms of this Agreement. Officer will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the Term.

     3.   Benefits.
          --------

          (a)  Compensation.  Officer shall not receive any guaranteed salary or
               ------------
base compensation. Notwithstanding the foregoing, Officer will be eligible for commissions based on the revenues of the Company, excluding any revenues received by the Company from (i) its WebResolve products, (ii) any acquisitions, joint ventures, mergers other than revenues from Seller (as hereinafter defined), or (iii) any other material corporate transactions similar to those stated in Section 3(a)(ii) hereof that add revenue to the Company (together with (i) and (ii) above, collectively, the "Excluded Revenue Base"). The Company and Officer may agree from time to time to modify or amend the definition of Excluded Revenue Base, provided however that any such modification or amendment shall be invalid and unenforceable unless it is in writing and is signed by both an authorized executive officer of the Company and Officer.

          (b)  Commissions.  Provided that Officer continues his employment with
               -----------
the Company hereunder, from the date hereof, through the end of fiscal year 2001, Officer shall be eligible to earn commissions based on the following percentage of the Company's revenue (after deducting the Excluded Revenue Base):

               (1) one percent (1%) of revenue up to $20,000,000 for fiscal year 2001; plus

               (2) one and one-half percent (1 1/2%) of any incremental revenue between $20,000,001 and $25,000,000 for fiscal year 2001; plus

               (3) two percent (2%) of any incremental revenue over $25,000,001 for fiscal year 2001.

          With respect to Officer's commissions for the partial month of the Company's second fiscal quarter commencing on the date hereof and continuing through June 30, 2001, Officer shall be entitled to commissions pursuant to the following formula: one percent (1%) of the Company's revenue (less the Excluded Revenue Base) for the entire second fiscal quarter ending June 30, 2001 (the "Second Quarter"), multiplied by a fraction, the numerator of which is the number of calendar days elapsed in the second quarter that Officer is employed by the Company, and the denominator of which is the number of calendar days in the Second Quarter.

          Prior to the end of fiscal year 2001, the foregoing commission structure shall be reviewed by the Compensation Committee and the Board of Directors of the Company with Officer to determine a revised commission structure based on revenue targets and percentage commission break points similar to the fiscal year 2001 commission structure for fiscal year 2002.

          Officer shall receive a recapturable draw from the Company in accordance with the Company's normal payroll practices (including applicable withholdings and the like), for each fiscal quarter with an appropriate adjustment (upward or downward) on the last payroll in the month following the close of the fiscal quarter for which the actual commissions were earned. From time to time, the Company shall make a good faith estimate of the recapturable draw for each fiscal quarter and shall pay Officer the applicable pro-rata amount for each normal pay period during each such fiscal quarter.

          (c)  Employee Benefits.  While Officer is an employee of the Company,
               -----------------
Officer will be eligible to participate in the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. While Officer is an employee of the Company, Officer will be eligible for vacation and sick leave in accordance with the Company's policies in effect from time to time and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

          (d)  Expense Reimbursement.  The Company will reimburse Officer for
               ---------------------
all reasonable and necessary expenses actually and properly incurred by Officer in connection with Officer's duties under this Agreement provided that Officer first furnish receipts, reports, statements and vouchers for all such expenses to the Company and such expenses are incurred in accordance with the Company's general policies, procedures and guidelines regarding such expenditures (as such may be amended from time to time by the Company in its discretion).

     3.   Intentionally Omitted.

     4.   Termination of Employment.
          -------------------------

          (a) Officer's employment and this Agreement may be terminated upon the occurrence of any of the following events:

               (i) The Company's reasonable determination in good faith that it is terminating Officer for Cause (as defined in Section 5 below)("Termination
                                                                  -----------
for Cause");
---------

               (ii) The Company's determination that it is terminating Officer without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");
                                                  -------------------------

               (iii) Officer's voluntary termination of his employment with the Company ("Voluntary Termination"); or
          ---------------------

               (iv) As a result of Officer's death or Disability (as defined in Section 5 below).

          (b)  At-Will Employment.  The Company and Officer acknowledge that
               ------------------
Officer's employment is and will continue to be at-will, as defined under applicable law, and that Officer's employment with the Company may be terminated by either party at any time for any or no reason. Officer shall not be entitled to any payments, benefits, damages, awards or compensation of any nature upon termination of his employment with the Company.

     5.   Definitions.  For purposes of this Agreement, the following
          -----------
definitions will apply:

          (a)  "Cause" for Officer's termination will exist if the Company
                -----
terminates Officer's employment for any of the following reasons: (i) Officer's willful failure substantially to perform his duties hereunder (other than any such failure due to Officer's physical or mental illness), and such willful failure is not remedied within 10 business days after written notice from the Chief Executive Officer or President, which written notice shall state that failure to remedy such conduct may result in Termination for Cause, (ii) Officer's engaging in willful and serious misconduct that has caused or is reasonably expected to result in material injury to the Company and its affiliates, taken as a whole, (iii) Officer's conviction of or entering a plea of guilty or nolo contendere to a crime that constitutes a felony, or (iv) Officer's willful breach of any of his material obligations hereunder or under any other written agreement or covenant with the Company or any of its affiliates and such willful breach is not remedied within 10 business days after written notice from the Chief Executive Officer, which written notice shall state that failure to remedy such conduct may result in Termination for Cause.

          (b)  "Disability" shall mean that Officer has been unable to perform
                ----------
his duties hereunder as the result of his incapacity due to physical or mental illness, and after its commencement such inability, which continues for at least 120 consecutive calendar days or 150 calendar days during any consecutive twelve-month period, is determined to be total and permanent by a physician selected by the Company and its insurers and acceptable to Officer or to Officer's legal representative (with such agreement on acceptability not to be unreasonably withheld).

          (c)  "Purchase Agreement" shall mean that certain Agreement and Plan
                ------------------
of Reorganization and Liquidation, dated May ____, 2001, between Trigon Technology Group, Inc., a Texas corporation ("Seller") and the Company.

     6.   Confidentiality Agreement; Breach of Confidentiality Provisions.
          ---------------------------------------------------------------
Officer will sign, or has signed, a Confidential Information and Invention Assignment Agreement (the "Confidentiality Agreement") substantially in the form
                           -------------------------
attached hereto as Exhibit A.  Officer hereby represents and warrants to the
                   ---------
Company that he has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement will survive any termination of this Agreement or of Officer's employment relationship with the Company. Officer acknowledges that upon breach of the confidentiality provisions contained in this Section 6, the Company would sustain irreparable harm from such breach, and, therefore, Officer agrees that in addition to any other remedies which the Company may have under this Agreement, the Confidentiality Agreement or otherwise, the Company will be entitled to obtain equitable relief, including specific performance and injunctions, restraining him from committing or continuing any such violation of this Agreement or the Confidentiality Agreement.

     7.   Noncompetition and Nonsolicitation Covenants; Breach of Agreement.
          -----------------------------------------------------------------

          (a)  Noncompetition and Nonsolicitation Covenants.  In consideration
              --------------------------------------------
for the Company's entering into this Agreement and for the payment of any benefits hereunder, Officer hereby agrees that he will not, during the Term, do any of the following without the prior written consent of the Chief Executive
Officer:

               (i)    Compete.  Carry on any business or activity (whether
                      -------
directly or indirectly, as a partner, stockholder, principal, agent, director, affiliate, employee or consultant) which is competitive with the business conducted by the Company (as conducted now or during the Term), nor engage in any other activities that conflict with Officer's obligations to the Company.

               (ii)   Solicit Business.  Solicit or influence or attempt to
                      ----------------
influence any client, customer or other person either directly or indirectly, to direct his, her or its purchase of the Company's products and/or services to any person, firm, corporation, institution or other entity in competition with the business of the Company.

               (iii)  Solicit Personnel.  Solicit or influence or attempt to
                      -----------------
influence any person or entity employed or engaged as a consultant by the Company to terminate or otherwise cease his, her or its employment or consulting relationship with the Company or become an employee or consultant of any competitor of the Company. This Section 7(a)(iii) is to be read in conjunction with Section 6 of the Confidentiality Agreement executed by Officer.

          (b)  Breach of Noncompetition and Nonsolicitation Provisions.  Officer
               -------------------------------------------------------
acknowledges that the Company's entering into this Agreement and committing to make any payments required hereunder represents consideration for Officer's agreement to abide by the restrictions set forth in Section 7(a).

     8.   Repurchase Option.  The Company or its assignees shall have the option
          -----------------
to repurchase all or a portion of the Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Officer ceases to be employed by the Company (as defined below) for Cause.

          (a)  Definition of "Employed by the Company"; "Termination Date".  For
               -----------------------------------------------------------
purposes of this Agreement, Officer will be considered to be "employed by the Company" if the Board of Directors of the Company determines that Officer is rendering substantial services to the Company or any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Officer is employed by the Company, the Board of Directors of the Company shall have the sole discretion to determine whether Officer has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Officer's employment terminated (the "Termination Date").

          (b)  Shares.  "Shares" shall mean (i) thirty-five percent (35%) of the
               ------
aggregate shares of common stock of the Company ("Company Common Stock") which Officer is entitled to receive upon the consummation by Seller of all distributions to Seller's shareholders required by the Purchase Agreement, without reduction for any indemnification obligations under the Purchase Agreement (the "Aggregate Potential Officer Distribution") for the first twelve
(12) months from the date of this Agreement, and (ii) twenty-five percent (25%) of the Aggregate Potential Officer Distribution for the second twelve (12) months from the date of this Agreement ("Year Two"). In determining the aggregate shares of Company Common Stock to which Officer is so entitled to receive, shares to be distributed directly to Officer and those to be deposited into the Hold-Back Escrow (as defined in the Purchase Agreement) on his behalf shall both be taken into consideration. By way of example only, if, out of a total of 4,500,000 shares of Company Common Stock payable by the Company to Seller under the Purchase Agreement (of which, a certain percentage is required to be deposited into the Hold-Back Escrow), 450,000 shares are to be distributed by Seller to Officer and 450,000 shares are to be deposited into the Hold-Back Escrow for the benefit of Officer, then the "Shares" would mean 450,000 shares of Company Common Stock. Notwithstanding any of the foregoing, the Repurchase Option shall lapse as to one quarter of the Shares remaining subject to the Repurchase Option at the beginning of Year Two after the close of each three (3) fiscal month period during Year Two. By way of example only, if, at the beginning of Year Two, Officer has 1,000,000 Shares that remain subject to the Repurchase Option, such Repurchase Option shall lapse on 250,000 Shares after the close of each three (3) fiscal month period during Year Two. The number of Shares will be proportionately adjusted to reflect any applicable stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company.

          (c)  Exercise of Repurchase Option at Original Price.  If Officer
               -----------------------------------------------
shall cease to be employed by the Company as a result of a Termination for Cause or a Voluntary Termination and the Termination Date shall occur prior to the date which is the second year anniversary of the date hereof (the "Second Anniversary"), then at any time within 90 days after the Termination Date, the Company may elect to repurchase any or all of the Shares (the "Repurchase Option") by giving Officer written notice of such election. The Company and/or its assignee(s) will then have the option to repurchase from Officer (or Officer's personal representative as the case may be) any or all of the Shares at a purchase price per share equal to the Purchaser Share Value (as defined in the Purchase Agreement), as adjusted to reflect any applicable stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company (the "Repurchase Option Price").

          (d)  Payment of the Repurchase Option Price.  The Repurchase Option
               --------------------------------------
Price will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness owed by Officer to the Company (or to such assignee) or by any combination thereof. The Repurchase Option Price will be paid without interest within ninety (90) days after the Company gives Officer written notice of the exercise of its Repurchase Option.

          (e)  Right of Termination Unaffected.  Nothing in this Agreement will
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Officer's employment with the Company (or any parent, subsidiary or affiliate of the Company) at any time for any reason or no reason, with or without Cause.

          (f)  Escrow.  As security for Officer's faithful performance of this
               ------
Agreement, Officer agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto ("Stock Powers"), both executed by Officer
            ---------
and by Officer's spouse, if any (with date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Officer and Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow on the Second Anniversary to the extent the Company has not previously exercised its Repurchase Option.

     9.   Conflicts.  Officer represents that his performance of all the terms
          ---------
of this Agreement will not breach any other agreement to which Officer is a party. Officer has not, and will not during the Term, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Officer further represents that he is entering into or has entered into an employment relationship with the Company of his own free will and that he has not been solicited as an employee in any way by the Company.

     10.  Release.  In consideration for the Company's entering into this
          -------
Agreement, Officer agrees that upon his termination of employment with the Company, he will execute an agreement in a form acceptable to the Company pursuant to which Officer will agree to release the Company and its officers, agents and successors from claims related to or arising from Officer's employment relationship with the Company that occurred through and including the date of termination of employment.

     11.  Successors.  Any successor to the Company (whether direct or indirect
          ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) or to all or substantially all of the Company's business and/or assets will assume the obligations under this Agreement and agrees expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Officer's rights hereunder will inure to the benefit of, and be enforceable by, Officer's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     12.  Entire Agreement.  This Agreement, including any Exhibits hereto,
          ----------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

     13.  Miscellaneous Provisions.
          ------------------------

          (a)  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the parties.

          (b)  Notices.  Any notice required or permitted by this Agreement will
               -------
be in writing and will be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (c)  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement will be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (d)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of the Agreement will be interpreted as if such provision were so excluded and (iii) the balance of the Agreement will be enforceable in accordance with its terms.

          (e)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          (f)  Arbitration.  Any dispute or claim arising out of or in
               -----------
connection with this Agreement will be finally settled by binding arbitration in Los Angeles County, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator will apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 13(f) will not apply to the Confidentiality Agreement.

          (g)  Advice of Counsel.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
               -----------------
THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT WILL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

     The parties have executed this Agreement the date first written above.

                                  VERTEL CORPORATION


                                  By:  /s/  Craig Scott
                                       -----------------------------------------
                                       Craig Scott, VP Finance & Administration
                                       and Chief Financial Officer

                                  Address:
                                            Vertel Corporation
                                            21300 Victory Boulevard
                                            Suite 700
                                            Woodland Hills, California  91367
                                            Attention: Chief Executive Officer
                                            Fax No.: (818) 598-0104

                                  With a copy to:
                                            David J. Katz, Esq.
                                            Perkins Coie LLP
                                            1620 26/th/ Street
                                            6/th/ Floor
                                            Santa Monica, California  90404
                                            Fax No.: (310) 788-3399


                                  Hai-Perng, aka Alex Kuo

                                  Signature: /s/  Hai-Perng Kuo
                                             -----------------------------------

                                  Address:  ____________________________________

                                            ____________________________________




                   [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]

                                   EXHIBIT A
                                   ---------

                         CONFIDENTIAL INFORMATION AND

                        INVENTION ASSIGNMENT AGREEMENT

                                   EXHIBIT 1
                                   ---------

                          STOCK POWER AND ASSIGNMENT

                        SEPARATE FROM STOCK CERTIFICATE

                          STOCK POWER AND ASSIGNMENT
                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Employment Agreement dated as of _________________________ (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ______________________________, __________ shares of the Common Stock of [__________________________], a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

     Dated: _________________________


                                       Hai-Perng, aka Alex Kuo


                                       _________________________________________
                                       (Signature)


                                       _________________________________________
                                       (Please Print Name)


                                       _________________________________________
                                       (Spouse's Signature, if any)


                                       _________________________________________
                                       (Please Print Spouse's Name)





Instructions to Officer:  Please do not fill in any blanks other than the
-----------------------             ---
signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Officer or Officer's Spouse, if any.

                          STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Employment Agreement dated as of _________________________ (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ______________________________, __________ shares of the Common Stock of [__________________________], a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

     Dated: _________________________

                                       Hai-Perng, aka Alex Kuo


                                       _________________________________________
                                       (Signature)


                                       _________________________________________
                                       (Please Print Name)


                                       _________________________________________
                                       (Spouse's Signature, if any)


                                       _________________________________________
                                       (Please Print Spouse's Name)





Instructions to Officer:  Please do not fill in any blanks other than the
-----------------------             ---
signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Officer or Officer's Spouse, if any.

                                   EXHIBIT 2
                                   ---------

                                SPOUSE CONSENT

                                SPOUSE CONSENT
                                --------------

     The undersigned spouse of Hai-Perng, aka Alex Kuo (the "Officer") has read, understands and hereby approves all the terms and conditions of the Employment Agreement dated _________________________ (the "Agreement"), by and between Officer and [__________________________], a California corporation (the "Company"), which Agreement was entered into in connection with the sale of substantially all of the assets (the "Asset Purchase") of Trigon Technology Group, Inc., a Texas corporation, of which Officer is a Shareholder.

     In consideration of the Company consummating the Asset Purchase and employing my spouse under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

     I hereby appoint Officer as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement.

     Dated: ______________________________


                                       _________________________________________
                                       Signature of Spouse [Sign Here]


                                       _________________________________________
                                       Name of Spouse [Please Print]


                                       [_] Check this box if you do not
                                           have a spouse.